                                                                    EXHIBIT 99.1
INKTOMI CORPORATION
PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION

                          INDEX TO INKTOMI CORPORATION
             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION



Inktomi Corporation Pro Forma Condensed Consolidated Financial Information
     Pro Forma Condensed Consolidated Financial Information                                 74
     Pro Forma Condensed Consolidated Statement of Operations for the Year
       Ended September 30, 2000 (Unaudited)                                                 75
     Pro Forma Condensed Consolidated Statement of Operations for the
       Three-Months Ended December 31, 2000 (Unaudited)                                     76
     Pro Forma Condensed Consolidated Balance Sheet as of December 31, 2000
       (Unaudited)                                                                          77
     Notes to the Unaudited Condensed Consolidated Pro Forma Financial Information          78

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

                               INKTOMI CORPORATION
             PRO FORMA CONDENSED CONSOLIDATED FINANCIAL INFORMATION


        The following unaudited pro forma condensed consolidated financial information for Inktomi Corporation (the "Company" or "Inktomi") gives effect to the divestiture of Commerce Division ("Commerce") by Inktomi Corporation (the "Divestiture"). The unaudited pro forma condensed consolidated statements of operations for the year ended September 30, 2000 and for the three-months ended December 31, 2000 give pro forma effect to the Divestiture and related pro forma accounting adjustments, as if the Divestiture and related transactions had occurred on October 1, 1999, the beginning of fiscal year 2000. The unaudited pro forma condensed consolidated balance sheet as of December 31, 2000 gives pro forma effect to the Divestiture and related pro forma accounting adjustments, as if the Divestiture and related transactions had occurred on December 31, 2000. The adjustments relating to the Divestiture and other adjustments are described in the notes to the unaudited pro forma condensed consolidated financial information.

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


INKTOMI CORPORATION
PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
(IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
(UNAUDITED)



                                                              FOR THE YEAR ENDED SEPTEMBER 30, 2000
                                                        --------------------------------------------------
                                                           Inktomi           Commerce          Pro Forma
                                                        ------------       ------------       ------------
Revenues
      Network products                                  $    152,850       $         --       $    152,850
      Portal services                                         71,367             14,608             56,759
                                                        ------------       ------------       ------------
        Total revenues                                       224,217             14,608            209,609

Operating expenses
      Cost of revenues                                        31,884              3,138             28,746
      Sales and marketing                                    129,485              9,931            119,554
      Research and development                                63,566             12,273             51,293
      General and administrative                              19,121                956             18,165
      Purchased in-process
        research and development                               4,400                 --              4,400
      Amortization of intangibles and other assets            13,182                 --             13,182
      Acquisition costs                                        3,999                 --              3,999
                                                        ------------       ------------       ------------
        Total operating expenses                             265,637             26,298            239,339

                                                        ------------       ------------       ------------
Operating loss                                               (41,420)           (11,690)           (29,730)

Other income, net                                             14,080                 --             14,080
                                                        ------------       ------------       ------------

Net loss                                                $    (27,340)      $    (11,690)      $    (15,650)
                                                        ============       ============       ============

Basic and diluted net loss per share                    $      (0.24)                         $      (0.24)
                                                        ============                          ============

Shares used in calculating basic and
   diluted net loss per share                                113,030                               113,030
                                                        ============                          ============



     See Notes to the Unaudited Pro Forma Condensed Consolidated Financial
                                  Information

                               INKTOMI CORPORATION
            PRO FORMA CONDENSED CONSOLIDATED STATEMENT OF OPERATIONS
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)



                                                           FOR THE THREE-MONTHS ENDED DECEMBER 31, 2000
                                                        --------------------------------------------------
                                                          INKTOMI            COMMERCE          PRO FORMA
                                                        ------------       ------------       ------------
Revenues
      Network products                                  $     54,183       $         --       $     54,183
      Portal services                                         26,321              5,996             20,325
                                                        ------------       ------------       ------------
        Total revenues                                        80,504              5,996             74,508

Operating expenses
      Cost of revenues                                        10,034              1,428              8,606
      Sales and marketing                                     47,376              2,311             45,065
      Research and development                                22,921              3,134             19,787
      General and administrative                               5,924                543              5,381
      Purchased in-process research
         and development                                         430                 --                430
      Amortization of intangibles and other assets            16,208                 --             16,208
      Acquisition costs                                       19,497                 --             19,497
                                                        ------------       ------------       ------------
        Total operating expenses                             122,390              7,416            114,974

                                                        ------------       ------------       ------------
Operating loss                                               (41,886)            (1,420)           (40,466)

Other income, net                                              3,779                 --              3,779
                                                        ------------       ------------       ------------

Net loss                                                $    (38,107)      $     (1,420)      $    (36,687)
                                                        ============       ============       ============

Basic and diluted net loss per share                    $      (0.31)                         $      (0.31)
                                                        ============                          ============

Shares used in calculating basic and
   diluted net loss per share                                124,452                               124,452
                                                        ============                          ============



     See Notes to the Unaudited Pro Forma Condensed Consolidated Financial
                                  Information

                               INKTOMI CORPORATION
                 PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
                    (IN THOUSANDS, EXCEPT PER SHARE AMOUNTS)
                                   (UNAUDITED)



                                                                                      DECEMBER 31, 2000
                                                              ------------------------------------------------------------------
                                                                INKTOMI           COMMERCE        ADJUSTMENTS        PRO FORMA
                                                              ------------      ------------      ------------      ------------
Assets
     Current assets
         Cash and cash equivalents                            $      9,269      $         --      $         --      $      9,269
         Restricted cash                                           119,616                --                --           119,616
         Short-term investments                                    182,262                --                --           182,262
                                                              ------------      ------------      ------------      ------------
              Total cash, cash equivalents and
                 short-term investments                            311,147                --                --           311,147
         Accounts receivable, net                                   53,365             1,511               688 (a)        52,542
         Prepaid expenses and other current assets                   8,512                --                               8,512
                                                              ------------      ------------      ------------      ------------
            Total current assets                                   373,024             1,511               688           372,201
     Investments in equity securities                               52,341                --            19,601 (b)        71,942
     Property and equipment, net                                    89,634            11,827                --            77,807
     Intangibles and other assets                                  331,914                --                             331,914
                                                              ------------      ------------      ------------      ------------
            Total assets                                      $    846,913      $     13,338      $     20,289      $    853,864
                                                              ============      ============      ============      ============

LIABILITIES AND STOCKHOLDERS' EQUITY
     Current liabilities
         Accounts payable                                     $     14,846      $        333      $      9,058 (c)  $     23,571
         Accrued liabilities                                        72,456             1,937             1,937 (a)        72,456
         Deferred revenue                                           44,894             8,015             6,672 (a)        43,551
         Current portion of notes payable                            2,939                --                --             2,939
         Current portion of capital lease obligations                3,458                --                --             3,458
                                                              ------------      ------------      ------------      ------------
            Total current liabilities                              138,593            10,285            17,667           145,975
     Notes payable, less current portion                             1,002                --                --             1,002
     Capital lease obligations, less current portion                 1,100                --                --             1,100
     Other liabilities                                                 342                --                                 342
                                                              ------------      ------------      ------------      ------------
            Total liabilities                                      141,037            10,285            17,667           148,419

     Stockholders' equity
            Total stockholders' equity                             705,876             3,053             2,622 (d)       705,445
                                                              ------------      ------------      ------------      ------------
              Total liabilities and stockholders' equity      $    846,913      $     13,338      $     20,289      $    853,864
                                                              ============      ============      ============      ============


     See Notes to the Unaudited Pro Forma Condensed Consolidated Financial
                                  Information

                               INKTOMI CORPORATION
                          NOTES TO UNAUDITED PRO FORMA
                  CONDENSED CONSOLIDATED FINANCIAL INFORMATION


DESCRIPTION OF THE TRANSACTION

        On March 28, 2001, Inktomi Corporation ("Inktomi"), the Registrant, consummated its divestiture of its Commerce Division pursuant to an Asset Purchase Agreement dated as of January 18, 2001 by and between e-centives, Inc. ("e-centives") and Inktomi. Under the agreement, Inktomi sold the business assets of its Commerce Division and e-centives hired certain employees of the Commerce Division. In exchange for the assets, consisting primarily of contracts, intellectual property and computer equipment, Inktomi received 2,551,700 shares of Common Stock of e-centives, of which 382,755 shares are held in escrow pending satisfaction of certain performance criteria, and 627,925 shares are held in escrow subject to claims for indemnity by e-centives. Inktomi also received a warrant to purchase up to 1,860,577 shares of e-centives on or after March 28, 2006, which will become exercisable upon the achievement of certain performance criteria by the Commerce Division. For the purposes of these pro forma financial statements, no value has been assigned to the warrant or the escrow shares. The value of the warrant and escrow shares will be assigned if and when these contingencies are met.

PRO FORMA LOSS ON DISPOSITION

        The pro forma loss on the disposition of Commerce Division at December 31, 2000 is calculated as follows (in thousands):


Consideration received from e-centives             $ 19,601
Less transaction costs and accruals remaining
  with Inktomi                                     $ (8,725)
Less Commerce Division assets and liabilities
  not transferred to e-centives                    $ (8,254)
                                                   --------
       Proceeds from disposition                   $  2,622

Less net book value                                $ (3,053)
                                                   --------
         Loss on disposition                       $   (431)
                                                   ========


PRO FORMA ADJUSTMENTS

        Pro forma adjustments for the unaudited pro forma condensed consolidated balance sheet as of December 31, 2000 and the unaudited pro forma condensed consolidated statements of operations for the year ended September 30, 2000 and the three-months ended December 31, 2000 are as follows:

        (a) Represents amounts of Commerce Division that are not transferred to e-centives as a part of the Asset Purchase Agreement.

        (b) Represents the investment in equity securities value of the 2,168,945 shares of e-centives' Common Stock received by Inktomi (net of the shares subject to performance criteria) as a part of the Asset Purchase Agreement at an approximate value of $9.04 per share (the ten day moving average closing price for e-centives' Common Stock as of December 31, 2000 converted to US Dollars).

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

        (c) Represents $8,725,000 in transaction costs and accruals incurred by Inktomi in the Divestiture of the Commerce Division, and $333,000 in accounts payable that are not being transferred to e-centives as a part of the Asset Purchase Agreement. The transaction costs and accruals consist primarily of: $4.8 million in severance packages for Commerce Division employees, $1.3 million in accounting, banking and legal fees, $0.6 million in fees associated with the Commerce move to e-centives and $2.0 million in computer equipment and software write-offs and other miscellaneous transaction costs and accruals.

        (d) Represents the net effect of the consideration received of 2,168,945 shares of e-centives' Common Stock (net of the shares subject to performance criteria) at an approximate value of $9.04 per share (the ten day moving average closing price for e-centives' Common Stock as of December 31, 2000 converted to US Dollars), less the $8,725,000 in transaction costs and accruals incurred by Inktomi in the Divestiture of the Commerce Division and the net effect of all Commerce Division assets and liabilities not transferred to e-centives as a part of the Asset Purchase Agreement.

                                       79